EXHIBIT 10.2

April 11, 2024

To: Purchasers named in the Purchaser

Schedule to the Note Purchase

Agreement described below

Re:

CHF 50,000,000 Series A Senior Notes due 2034

CHF 146,000,000 Series B Senior Notes due 2036

CHF 135,000,000 Series C Senior Notes due 2039

of Bruker Corporation

Ladies and Gentlemen:

Reference is hereby made to the Note Purchase Agreement dated as of February 1, 2024 (the “Note Purchase Agreement”), entered into by the undersigned, Bruker Corporation (the “Company”) with each of you, relating to the issuance and sale of the Company’s (i) CHF 50,000,000 2.56% Series A Senior Notes due April 15, 2034 (the “Series A Notes”), (ii) CHF 146,000,000 2.62% Series B Senior Notes due April 15, 2036 (the “Series B Notes”) and (iii) CHF 135,000,000 2.71% Series C Senior Notes due April 15, 2039 (the “Series C Notes”, together with the Series A Notes and the Series B Notes, the “Notes”), pursuant to the terms of the Note Purchase Agreement. The terms which are capitalized herein shall have the same meanings as set forth in the Note Purchase Agreement.

On the January 18, 2024, the Company entered into the Credit Agreement. A true and accurate copy of the Credit Agreement in effect as of the date hereof (including all exhibits and schedules referred to therein), which reflects the 2024 Amendment to Credit Agreement, is attached hereto at Exhibit A. Pursuant to Section 9.10(c) of the Note Purchase Agreement, the undersigned hereby gives notice that Sections 6.03 (Fundamental Changes and Asset Sales) and 6.07 (Restricted Payments) of the Credit Agreement each constitute a More Favorable Covenant in accordance with Section 9.10(a)(ii) of the Note Purchase Agreement (the “New Covenants”).

Please be advised that, unless waived in writing by the Required Holders on or before May 15, 2024, the Note Purchase Agreement shall be deemed automatically amended (without any further notice or action required of any party), mutatis mutandis, to include the New Covenants pursuant to Section 9.10(a) of the Note Purchase Agreement.

The Company otherwise expressly reserves any and all rights under the Note Purchase Agreement, including, without limitation, Section 9.10(b) of the Note Purchase Agreement, with respect to each More Favorable Covenant described herein (including, without limitation, any such More Favorable Covenant that becomes an Added Covenant pursuant to Section 9.10(a) of the

Note Purchase Agreement). This letter constitutes a Most Favored Lender Notice under the Note Purchase Agreement.

Very truly yours,

Bruker Corporation

/s/ PETER RIETMAN_

Peter Rietman, Treasurer

Bruker Corporation, MFL Notice (2024 NPA-1)